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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2001

                       Dairy Mart Convenience Stores, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                          0-12497                 04-2497894
(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)

One Dairy Mart Way, 300 Executive Parkway West, Hudson, Ohio   44236
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (330) 342-6600


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On September 24, 2001, Dairy Mart Convenience Stores, Inc. and substantially all of its United States subsidiaries filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Chapter 11 Cases have been assigned to Judge Arthur J. Gonzalez and designated as Case No. 01-42400. The status of the proceedings are more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. During the Chapter 11 process, Dairy Mart expects that its stores will continue to operate normally.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1  Press Release, dated September 24, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DAIRY MART CONVENIENCE STORES, INC.


Date:  December 18, 2001               By:    /s/ Gregory G. Landry
                                            -----------------------------------
                                              Gregory G. Landry
                                              President and
                                              Chief Executive Officer

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